Exhibit 99.2

    Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

     I,  J.  Marvin  Quin,   Chief   Financial   Officer  of  Ashland  Inc.
("Ashland"), state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Ashland, and except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with Ashland's Audit Committee of the Board of Directors;

     (3) In this statement under oath, each of the following, filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K for fiscal year ended September 30, 2001, as amended by the Form 10-K/A Amendment No. 1 dated March 14, 2002;

     o Quarterly Reports on Form 10-Q for the quarters ended December 31, 2001, March 31, 2002, and June 30, 2002;

     o Definitive Proxy Statement dated December 13, 2001; and

     o Current Report on Form 8-K dated August 2, 2002.



/s/ J. Marvin Quin
----------------------                      Subscribed and sworn to
J. Marvin Quin                              before me this 7th day of
Chief Financial Officer                     August, 2002.
                                            /s/Mary Ellen Hardy
                                            ---------------------
Date:  August 7, 2002                       Notary Public

                                            My Commission Expires:
                                            July 14, 2003